Exhibit 10.1

Execution Version

LIMITED CONSENT AND SECOND AMENDMENT TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

This LIMITED CONSENT AND SECOND AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 31, 2025 (this “Amendment”), is by and among Commercial Metals Company, a Delaware corporation (the “Company” or “Borrower”), the Guarantors party hereto, the banks listed as Lenders on the signature pages hereof (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer (in said capacity as Administrative Agent, the “Administrative Agent”).

BACKGROUND

A. The Company, the Lenders, and the Administrative Agent, are parties to that certain Sixth Amended and Restated Credit Agreement, dated as of October 26, 2022, as amended by that certain First Amendment to Sixth Amended and Restated Credit Agreement, dated as of October 30, 2024 (such agreement, as amended, supplemented or modified prior to the effectiveness of this Amendment, the “Existing Credit Agreement”). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Existing Credit Agreement or in the Amended Credit Agreement (as defined below), as the case may be.

B. The Company desires to enter into a 364-day bridge credit facility in an aggregate principal amount not to exceed $1,850,000,000 (the “364-day Facility”) in connection with the transactions contemplated by that certain Securities Purchase Agreement, dated as of October 15, 2025, by and among (i) the Borrower, as purchaser, (ii) the Persons listed on the signature page thereto under the heading “The Sellers,” as sellers, (iii) each of The Concrete Company, a Georgia corporation, and OCM SSF II Foley Holdings, L.P., a Delaware limited partnership, as sellers’ representatives, (iv) FPC Holdco, LLC, a Delaware limited liability company, and (v) OCM SSF II Foley Blocker, LLC, a Delaware limited liability company, and has requested that the Required Lenders (a) consent to such incurrence of the 364-day Facility and the transactions contemplated thereunder (the “364-day Facility Transaction”) and (b) agree that the foregoing shall not constitute a violation of, or default under, the Credit Agreement or any other Loan Document, notwithstanding anything in any of the Loan Documents to the contrary.

C. The Company has requested that the Administrative Agent and the Required Lenders (i) consent to the 364-day Facility Transaction, and (ii) amend the Credit Agreement to make certain other revisions to the terms and conditions of the Credit Agreement as specifically set forth in this Amendment (the Existing Credit Agreement, as amended hereby, the “Amended Credit Agreement”).

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Required Lenders and the Administrative Agent hereby agree as follows:

§1. Limited Consent and Waiver to Credit Agreement. Subject to the satisfaction of the conditions of effectiveness set forth in Section 3 hereof, the Required Lenders hereby consent to the 364-day Facility Transaction and waive the Company’s compliance with any terms and conditions of the Loan Documents to the extent such provisions of the Loan Documents would prohibit the 364-day Facility Transaction (the “Consent”). The Required Lenders agree that the 364-day Facility Transaction shall not constitute a violation of, or default, Default or Event of Default under, the Credit Agreement or any other Loan Document, notwithstanding anything in any of the Loan Documents to the contrary. This Consent is a one-time waiver only and does not affect any other covenant or provision of the Credit Agreement or any other Loan Document.

§2. Amendments to Existing Credit Agreement.

(a) Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following defined term thereto in proper alphabetical order:

“PSG Judgment” means that certain judgment rendered in the Pacific Steel Group v. Commercial Metals Co., et al. (N.D. Cal.) litigation, Case No. 4:20-cv-07683-HSG.

(b) Section 8.01(h) of the Existing Credit Agreement is hereby amended and restated to read as follows:

(h) Monetary Judgments. Other than the PSG Judgment, one or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards is entered against the Company or any Subsidiary involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $25,000,000 or more, and the same shall remain unpaid, unsatisfied, unvacated or unstayed pending appeal for a period of 60 days after the entry thereof; provided, however, that no Event of Default shall occur hereunder if, within such 60-day period, the Company or such Subsidiary has filed motions to set aside or modify such judgment, order, decree, or award or has filed a supersedeas bond in connection with an appeal thereof so long as (i) enforcement proceedings have not been (a) commenced by the judgment creditor(s) as provided by the federal rules of civil procedure or such rules of the state where the court is located and (b) subsequently stayed by the court, while such motions are pending and (ii) the liability as to such judgment, order, decree, or award does not, as of any date of determination, exceed the greater of (a) $250,000,000 and (b) 75% of the unused portion of the Revolving Facility plus unrestricted cash available to pay such judgment, order, decree, or award (including cash specifically reserved by the Company for the payment of such judgment, order, decree, or award); or

§3. Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above upon the satisfaction of the following conditions:

(a) the Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed and delivered by the Company, each Guarantor and the Required Lenders;

(b) the representations and warranties set forth in Section 4 of this Amendment shall be true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects);

(c) the Administrative Agent shall have received all invoiced out of pocket fees and expenses due and owing in connection with this Amendment to the extent invoiced at least one (1) Business Day prior to the date of this Amendment;

(d) unless waived by the Administrative Agent, the Company shall have paid all reasonable invoiced fees and expenses of the Administrative Agent’s counsel, Greenberg Traurig, LLP, to the extent invoiced at least one (1) Business Day prior to the date of this Amendment; and

(e) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

§4. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a) the representations and warranties of (i) the Borrower contained in Article V of the Amended Credit Agreement and (ii) each Loan Party contained in each other Loan Document or in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects) on and as of the date of this Amendment, except (A) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects) as of such earlier date, and (B) the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Amended Credit Agreement;

(b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c) (i) (A) the Borrower has full power and authority to execute and deliver this Amendment; (ii) this Amendment has been duly executed and delivered by the Borrower and (iii) this Amendment and the Amended Credit Agreement constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject to applicable bankruptcy, solvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity;

(d) neither the execution, delivery and performance of this Amendment, or the Amended Credit Agreement, nor the consummation of any transactions contemplated herein or therein, will (i) violate any Applicable Law, (ii) conflict with any Organization Documents of the Borrower, or (iii) conflict with or result in any breach or contravention of, or the creation of (or the requirement to create) any Lien under, or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, except in the case of the preceding clause (iii) to the extent that any such violation, conflict, breach, contravention or creation would not reasonably be expected to have a Material Adverse Effect; and

(e) no approval, consent, exemption, authorization, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this Amendment, or (ii) the acknowledgement by any Guarantor of this Amendment.

§5. No Other Amendments, etc. Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Existing Credit Agreement and the other Loan Documents remain unchanged, and (b) all of the terms and conditions of the Existing Credit Agreement, as amended hereby, and of the other Loan Documents are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of the Borrower, or of any other Person under the Existing Credit Agreement or any of the other Loan Documents except as expressly set forth herein or pursuant to a written agreement executed in connection herewith. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Amended Credit Agreement or the other Loan Documents.

§6. Guarantor’s Acknowledgment. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Amendment, (b) joins this Amendment for the purpose of consenting to and being bound by the provisions thereof, (c) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (d) ratifies and confirms all of its obligations and liabilities under the Loan Documents to which it is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure the Obligations of the Borrower under the Existing Credit Agreement, as amended pursuant to the terms of this Amendment, (e) agrees that the Security Instruments continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (f) confirms its grant of security interests pursuant to the Security Instruments to which it is a party as Collateral for the Secured Obligations, (g) acknowledges that all Liens granted (or purported to be granted) pursuant to the Security Instruments remain and continue in full force and effect in respect of, and to secure, the Secured Obligations, and (h) acknowledges and agrees that as of the date of the foregoing Amendment, such Guarantor (i) does not have any claim or cause of action against the Administrative Agent or any Lender (or any of their respective directors, officers, employees, agents, attorneys or other representatives) under or in connection with its Guaranty and the other Loan Documents to which it is a party and (ii) has no offsets against, or defenses or counterclaims to, its Guaranty.

§7. Reference to the Existing Credit Agreement; Ratification.

(a) Upon the effectiveness of this Amendment, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Amended Credit Agreement, as affected and amended hereby. This Amendment shall be a Loan Document.

(b) The Existing Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed. The Borrower (i) ratifies and confirms all of its obligations and liabilities under the Loan Documents and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure the Obligations under the Amended Credit Agreement, as amended pursuant to the terms of this Amendment, (ii) agrees that the Security Instruments continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (iii) confirms its grant of security interests pursuant to the Security Instruments as Collateral for the Secured Obligations and (iv) acknowledges that all Liens granted (or purported to be granted) pursuant to the Security Instruments remain and continue in full force and effect in respect of, and to secure, the Secured Obligations.

§8. Costs, Expenses and Taxes. The Company agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

§9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

§10. Governing Law; Binding Effect. This Amendment shall be deemed to be a contract made under and governed by and continued in accordance with the internal laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law. The terms of the Existing Credit Agreement with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

§11. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

§12. ENTIRE AGREEMENT. THE EXISTING CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

COMMERCIAL METALS COMPANY,
as Borrower

By:	/s/ Matthew McClellan
Name:	Matthew McClellan
Title:	Treasurer

Signature Page to Limited Consent and Second Amendment to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Melanie Brichant
Name:	Melanie Brichant
Title:	AVP

Signature Page to Limited Consent and Second Amendment to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

BANK OF AMERICA, N.A., as a Lender, an L/C Issuer and Swing Line Lender

By:	/s/ Scott Blackman
Name:	Scott Blackman
Title:	Senior Vice President

Signature Page to Limited Consent and Second Amendment to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

CITIBANK, N.A.,
as a Lender and an L/C Issuer

By:	/s/ Nelson Costello
Name:	Nelson Costello
Title:	Authorized Signer

Signature Page to Limited Consent and Second Amendment to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Joseph McElhinny
Name:	Joseph McElhinny
Title:	Senior Vice President

Signature Page to Limited Consent and Second Amendment to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

TRUIST BANK,
as a Lender

By:	/s/ William P. Rutkowski
Name:	William P. Rutkowski
Title:	Director

Signature Page to Limited Consent and Second Amendment to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Sam Schuessler
Name:	Sam Schuessler
Title:	Principal

Signature Page to Limited Consent and Second Amendment to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

BMO BANK N.A.,
as a Lender

By:	/s/ Kendal Kumzi
Name:	Kendal Kumzi
Title:	Authorized Signatory

Signature Page to Limited Consent and Second Amendment to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Andrew Williams
Name:	Andrew Williams
Title:	Senior Vice President

Signature Page to Limited Consent and Second Amendment to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jesse Lawrence
Name:	Jesse Lawrence
Title:	Duly Authorized Signatory

Signature Page to Limited Consent and Second Amendment to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

REGIONS BANK,
as a Lender

By:	/s/ Cheryl L. Shelhart
Name:	Cheryl L. Shelhart
Title:	Managing Director

Signature Page to Limited Consent and Second Amendment to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

MIZUHO BANK, LTD.,
as a Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Managing Director

Signature Page to Limited Consent and Second Amendment to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]

ACKNOWLEDGED AND AGREED:

GUARANTORS:	COMMERCIAL METALS COMPANY

	By:	/s/ Matthew McClellan
	Name:	Matthew McClellan
	Title:	Treasurer

STRUCTURAL METALS, INC.
C M C STEEL FABRICATORS, INC.
SMI STEEL LLC
OWEN ELECTRIC STEEL COMPANY OF
SOUTH CAROLINA
SMI-OWEN STEEL COMPANY, INC.
CMC STEEL US, LLC
CMC STEEL OKLAHOMA, LLC
CMC TENSAR HOLDINGS INC.
TENSAR CORPORATION
TENSAR HOLDINGS, LLC
TAC HOLDCO, INC.
GEOPIER FOUNDATION COMPANY, INC.
TENSAR INTERNATIONAL, LLC
TENSAR INTERNATIONAL CORPORATION

	By:	/s/ Paul J. Lawrence
	Name:	Paul J. Lawrence
	Title:	Treasurer

CMC GH, LLC

	By:	/s/ Paul J. Lawrence
	Name:	Paul J. Lawrence
	Title:	President

Signature Page to Limited Consent and Second Amendment to Sixth Amended and Restated Credit Agreement

[Commercial Metals Company]